Exhibit 10.2
NINTH AMENDMENT TO CREDIT AGREEMENT
     THIS NINTH AMENDMENT TO CREDIT AGREEMENT (this “Agreement”) is dated to be effective as of the 1st day of October, 2008 (“Effective Date”) by and between BANK OF AMERICA, N.A., a national banking association, in its capacity as administrative agent (the “Administrative Agent”) for the “Lenders” that are parties to the “Credit Agreement” (as defined below; terms defined in the Credit Agreement shall have the same meanings in this Agreement) and in its capacity as Swingline Lender and L/C Issuer; each of the undersigned Lenders; SUNRISE SENIOR LIVING, INC., a Delaware corporation (the “Borrower”); and each of the undersigned Guarantors. Hereafter, the Borrower and the Guarantors are collectively referred to as the “Obligors”; and the Administrative Agent, the Lenders, the Swingline Lender and the L/C Issuer are collectively referred to as the “Credit Parties.”
RECITALS
     The Obligors are parties with the Credit Parties to a Credit Agreement dated December 2, 2005 as amended by the First Amendment To Credit Agreement dated March 6, 2006, the Second Amendment To Credit Agreement dated January 31, 2007, the Third Amendment To Credit Agreement dated June 27, 2001, the Fourth Amendment To Credit Agreement dated September 17, 2007, the Fifth Amendment To Credit Agreement dated January 31, 2008, the Sixth Amendment To Credit Agreement dated February 19, 2008, the Seventh Amendment To Credit Agreement dated March 13, 2008, and the Eighth Amendment To Credit Agreement dated July 23, 2008 (collectively, as amended by this Agreement, and as further amended, modified, substituted, extended and renewed from time to time, the “Credit Agreement”).
     The Obligors have requested the Credit Parties agree to: (a) waive the non-compliance of the Borrower with the financial covenant set forth in Section 7.14.(a) (Consolidated Net Worth) of the Credit Agreement for the fiscal quarter ending September 30, 2008; and (b) make the other changes to the terms of the Credit Agreement as are more particularly set forth herein.
     The undersigned Credit Parties and the Obligors have entered into this Agreement to provide for the requested waiver and changes.
     NOW, THEREFORE, in consideration of the premises, the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
     Section 1. Acknowledgment Of Obligations; Reaffirmation Of Obligations. The Obligors acknowledge that: (a) each of the Loan Documents is the valid and binding obligation of each of the Obligors that is a signatory thereto; (b) the Loan Documents are enforceable in accordance with all stated terms; and (c) the Obligors have no defenses, claims of offset, or counterclaims against the enforcement of the Loan Documents in accordance with all stated terms. Each Obligor hereby reaffirms and ratifies all of its respective duties and obligations under the Loan Documents to which it is a party.
     Section 2. Waiver. Subject to the compliance by the Obligors with their covenants and agreements set forth in this Agreement, the undersigned Credit Parties hereby waive the noncompliance of the Borrower with the financial covenant set forth in Section 7.14.(a) (Consolidated Net Worth) of the Credit Agreement for the fiscal quarter ending September 30, 2008.

     Section 3. Amendment And Modification Of Credit Agreement. The Credit Agreement is hereby amended and modified as of the Effective Date as follows:
          Section 3.1. Amendment of Definition of “Applicable Rate”. The existing definition of “Applicable Rate” is hereby deleted in its entirety and replaced with the following definition:
     “Applicable Rate” means three hundred seventy-five (375) basis points for Eurodollar Rate Loans and two hundred twenty-five (225) basis points for Base Rate Loans.”
          Section 3.2. Amendment to Section 2.8.(a) of Credit Agreement. The following sentence shall be added to the end of Section 2.8.(a):
“Notwithstanding anything to the contrary in this Agreement, the minimum rate upon which interest may accrue upon any of the Loans at any time shall not be less than five percent (5%) per annum.”
          Section 3.3. Amendment of Section 3.3 of Credit Agreement. The following subsection (d) shall be added to the first sentence of Section 3.3 of the Credit Agreement:
          ”; ... or (d) the Base Rate is less than the BBA LIBOR.”
     Section 4. Waiver And Amendment Fee. The Borrower shall pay upon its execution and delivery of this Agreement to the Administrative Agent for the accounts of each Lender that executes this Agreement, in accordance with its respective Applicable Percentage, a waiver and amendment fee in the aggregate amount of Two Hundred Thousand Dollars ($200,000.00).
     Section 5. Obligors’ Representations And Warranties. As an inducement to the Credit Parties to enter into this Agreement and to agree to the requested waiver and to the modifications provided for herein, each of the Obligors makes the following representations and warranties to the Credit Parties and acknowledges the justifiable reliance of the Credit Parties thereon:
          Section 5.1. Authority And Good Standing. Each Obligor: (a) has the power to enter into this Agreement and any related documents and to perform all of its obligations hereunder and thereunder; (b) has duly authorized the entry into and performance of this Agreement and all related documents; and (c) is in good standing in the state of its organization and is qualified to do business and is in good standing in all other states in which it transacts business.
          Section 5.2. No Violations. The execution, delivery, and performance of this Agreement by the Obligors will not immediately, or with the passage of time, the giving of notice, or both: (a) violate any laws or result in a default under any contract, agreement, or instrument to which any Obligor is a party or by which any Obligor or any properties of any Obligor are bound; or (b) result in the creation or imposition of any security interest in, or lien or encumbrance upon, any of the assets of the Obligors.
          Section 5.3. Accuracy Of Information. All information and data submitted by or on behalf of the Obligors in connection with this Agreement and the transactions contemplated herein, is true, accurate and complete in all material respects as of the date made and contains no knowingly false, incomplete or misleading statements.

          Section 5.4. Pending Proceedings. There are no actions, suits or proceedings pending against any of the Obligors, the adverse determination of which would be likely to have a Material Adverse Effect other than the proceedings itemized on Schedule 5.4 attached hereto.
          Section 5.5. Judgments. No judgments have been entered against any of the Obligors which when aggregated with all judgments against all Obligors exceed the Threshold Amount.
          Section 5.6. Borrower’s Representations And Warranties. All of the Borrower’s representations and warranties set forth in the Credit Agreement and in the other Loan Documents continue to be true, accurate, and complete in all material respects as of the Effective Date, with the sole exception of the representation and warranty regarding the form of financial statements described in Section 6.5 of the Credit Agreement.
          Section 5.7. Defaults And Events Of Default. No Defaults or Events of Default have occurred and are continuing as of the Effective Date, other than the noncompliance of the Borrower for the fiscal quarter ending September 30, 2008 with the financial covenant set forth in Section 7.14.(a) of the Credit Agreement.
     Section 6. Consultant. The Obligors consent to the engagement by the Administrative Agent for the sole benefit of the Credit Parties of a consulting firm (“Consultant”) to review the financial and operating conditions and procedures of the Obligors and to advise the Credit Parties with respect thereto. The Obligors agree to cooperate with the Consultant and to provide the Consultant with such information and access to the Obligors and to their respective books and records and facilities as may be reasonably requested from time to time by the Consultant in order to enable the Consultant to deliver its analysis to the Credit Parties not later than December 15, 2008. The Obligors shall reimburse the Administrative Agent for all fees and expenses of the Consultant upon the Administrative Agent’s demand for reimbursement from the Obligors.
     Section 7. Restructuring Of Credit Agreement And Obligations. All parties to this Agreement acknowledge that it is the intention of the parties to revise and restructure the Credit Agreement and the terms of the Obligations and Loan Documents prior to January 31, 2009, on terms and conditions that are acceptable to the Credit Parties which shall include inter alia the granting by the Obligors to the Credit Parties of such tangible collateral securing the repayment and performance of the Obligations as will be acceptable to the Credit Parties in order to collateralize the Obligations. The failure of the parties to mutually agree upon the terms and conditions of such restructuring and revision of the Obligations and Loan Documents by January 31, 2009 shall constitute an Event of Default.
     Section 8. No Other Modifications Of Loan Documents. The Obligors acknowledge that except as specifically stated in this Agreement, the Loan Documents shall not be deemed to have been amended, modified or changed in any respect, and shall continue to be enforceable against the parties thereto in accordance with all stated terms.
     Section 9. Further Assurances. Each Obligor agrees to execute and deliver to the Administrative Agent such other and further documents as may, from time to time, be reasonably requested by the Administrative Agent in order to execute or enforce the terms and conditions of this Agreement or any of the Loan Documents.
     Section 10. No Novation; No Refinance. It is the intent of each of the parties that nothing contained in this Agreement shall be deemed to effect or accomplish or otherwise constitute a novation of any of the agreements between the parties or of any of the obligations owed by any of the Obligors to the

Credit Parties or to be a refinance of any of the Obligations. Except as expressly provided for in this Agreement, nothing contained herein shall be deemed to extinguish, terminate or impair any of the duties or obligations owed by any of the Obligors to the Credit Parties.
     Section 11. Waiver. No failure or delay by the Credit Parties in the exercise or enforcement of any of their rights under any Loan Document shall be a waiver of such right or remedy nor shall a single or partial exercise or enforcement thereof preclude any other or further exercise or enforcement thereof or the exercise or enforcement of any other right or remedy. The Credit Parties may at any time or from time to time waive all or any rights under this Agreement or any of the Loan Documents, but any such waiver must be specific and in writing and no such waiver, including without limitation the waiver set forth above in Section 2 of this Agreement, shall constitute, unless specifically so expressed by the Administrative Agent on behalf of the Credit Parties in writing, a future waiver of performance or exact performance by the Obligors. No notice to or demand upon any Obligor in any instance shall entitle any Obligor to any other or further notice or demand in the same, similar or other circumstance.
     Section 12. Obligations Unconditional. The obligations of the Obligors set forth in this Agreement and as required by the terms of the Loan Documents are absolute and unconditional, and are independent of any defense or rights of set-off, recoupment or counterclaim which any of the Obligors might have or ever had against any of the Credit Parties. Each of the Obligors agrees that all payments required hereunder and/or by the Loan Documents shall be made free of any deductions and without abatement, diminution or set-off.
     Section 13. Reimbursement Of Expenses Of Administrative Agent. The Obligors agree to reimburse to the Administrative Agent for all expenses incurred by the Administrative Agent in connection with the negotiation and preparation of this Agreement and all other expenses incurred by the Administrative Agent in connection with the consummation of the transactions and matters described herein, including without limitation all attorneys’ fees incurred by the Administrative Agent.
     Section 14. Enforceability. This Agreement shall inure to the benefit of and be enforceable against each of the parties and their respective successors and assigns.
     Section 15. Choice Of Law; Consent To Jurisdiction; Agreement As To Venue. This Agreement shall be construed, performed and enforced and its validity and enforceability determined in accordance with the Laws of the Commonwealth of Virginia (excluding, however, conflict of laws principles). Each of the parties consents to the non-exclusive jurisdiction of the courts of the Commonwealth of Virginia sitting in Fairfax County and of the United States District Court for the Eastern District of Virginia, if a basis for federal jurisdiction exists. Each of the parties waives any right to object to the maintenance of a suit in either of such courts on the basis of improper venue or inconvenience of forum.
     Section 16. RELEASE. IN ORDER TO INDUCE THE CREDIT PARTIES TO ENTER INTO THIS AGREEMENT, EACH OF THE OBLIGORS FOREVER RELEASES AND DISCHARGES EACH OF THE CREDIT PARTIES AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, ATTORNEYS, AND AGENTS (COLLECTIVELY, THE “RELEASED PARTIES”) FROM ANY AND ALL CLAIMS, CAUSES OF ACTION, SUITS AND DAMAGES (INCLUDING CLAIMS FOR ATTORNEYS’ FEES AND COSTS) WHICH ANY OF THE OBLIGORS, JOINTLY OR SEVERALLY, EVER HAD OR MAY NOW HAVE AGAINST ANY OF THE RELEASED PARTIES FOR ANY CLAIMS ARISING OUT OF OR RELATED IN ANY WAY TO THE OBLIGATIONS, THE LOAN DOCUMENTS, THIS AGREEMENT OR THE ADMINISTRATION THEREOF, WHETHER KNOWN OR UNKNOWN, INCLUDING

BUT NOT LIMITED TO ANY AND ALL CLAIMS BASED UPON OR RELYING ON ANY ALLEGATIONS OR ASSERTIONS OF DURESS, ILLEGALITY, UNCONSCIONABILITY, BAD FAITH, BREACH OF CONTRACT, REGULATORY VIOLATIONS, NEGLIGENCE, MISCONDUCT, OR ANY OTHER TORT, CONTRACT OR REGULATORY CLAIM OF ANY KIND OR NATURE. THIS RELEASE IS INTENDED TO BE FINAL AND IRREVOCABLE AND IS NOT SUBJECT TO THE SATISFACTION OF ANY CONDITIONS OF ANY KIND.
     Section 17. Waiver Of Jury Trial. Each of the parties agrees that any suit, action, or proceeding, whether claim or counterclaim, brought or instituted by it or by any of its successors or assigns, on or with respect to this Agreement, the Obligations (or the administration thereof), or any of the other Loan Documents, or which in any way, directly or indirectly relates thereto, shall be tried by a court and not by a jury. EACH OF THE PARTIES TO THIS AGREEMENT EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION, OR PROCEEDING.
     Section 18. Counterparts And Delivery. This Agreement may be executed and delivered in counterparts, and shall be fully enforceable against each signatory, even if all designated signatories do not actually execute this Agreement. This Agreement, and the signatures to this Agreement, may be delivered by electronic transmission.
[SIGNATURES APPEAR ON FOLLOWING PAGES]

     IN WITNESS WHEREOF, the undersigned parties have caused this Agreement to be duly executed and delivered under seal by their duly authorized representatives to be effective as of the Effective Date.

WITNESS/ATTEST:	BORROWER:

SUNRISE SENIOR LIVING, INC.

	By:			(SEAL)

Name:

Title:

		Date:	November , 2008

GUARANTORS:

SUNRISE SENIOR LIVING MANAGEMENT, INC.

	By:			(SEAL)

Name:

Title:

		Date:	November , 2008

SUNRISE SENIOR LIVING INVESTMENTS, INC.

	By:			(SEAL)

Name:

Title:

		Date:	November , 2008

SUNRISE DEVELOPMENT, INC.

	By:			(SEAL)

Name:

Title:

		Date:	November , 2008

WITNESS/ATTEST:	GUARANTORS (cont.):

SUNRISE SENIOR LIVING SERVICES, INC.

	By:			(SEAL)

Name:

Title:

		Date:	November , 2008

WITNESS/ATTEST:	ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A.,
As Administrative Agent

	By:			(SEAL)

Name:

Title:

		Date:	November , 2008

LENDER:

BANK OF AMERICA, N.A., as a Lender,
L/C Issuer and Swing Line Lender in its own right
and as successor by merger to LaSalle Bank
National Association

	By:			(SEAL)

Name:

Title:

		Date:	November , 2008

WITNESS/ATTEST:	LENDER:

WACHOVIA BANK, NATIONAL ASSOCIATION,
as a Lender,

	By:			(SEAL)

Name:

Title:

		Date:	November , 2008

WITNESS/ATTEST:	LENDER:

HSBC BANK USA, N.A.., as a Lender,

	By:			(SEAL)

Name:

Title:

		Date:	November , 2008

WITNESS/ATTEST:	LENDER:

MANUFACTURERS AND TRADERS TRUST
COMPANY, as a Lender in its own right and
as successor by merger to First Horizon Bank,
formerly a division of First Tennessee Bank, N.A.,

	By:			(SEAL)

Name:

Title:

		Date:	November , 2008

WITNESS/ATTEST:	LENDER:

CHEVY CHASE BANK, F.S.B., as a Lender,

	By:			(SEAL)

Name:

Title:

		Date:	November , 2008

WITNESS/ATTEST:	LENDER:

PNC BANK NATIONAL ASSOCIATION.,
as a Lender, in its own right and as successor
by merger to Farmers & Merchants Bank

	By:			(SEAL)

Name:

Title:

		Date:	November , 2008